                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Flushing Financial Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                        FLUSHING FINANCIAL CORPORATION

                           144-51 NORTHERN BOULEVARD
                           FLUSHING, NEW YORK 11354
                                (718) 961-5400

                                                                 April 13, 1998

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders of Flushing Financial Corporation. The meeting will be held at the LaGuardia Marriott located at 102-05 Ditmars Boulevard, East Elmhurst, New York 11369, on May 20, 1998 at 2:00 p.m., New York time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

  It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

  Your continued support of and interest in Flushing Financial Corporation are sincerely appreciated.

Sincerely,


/s/ Gerard P. Tully                    /s/ James F. McConnell
---------------------                  --------------------------------------
Gerard P. Tully, Sr.                   James F. McConnell
Chairman of the Board                  President and Chief Executive Officer

                        FLUSHING FINANCIAL CORPORATION

                           144-51 NORTHERN BOULEVARD
                           FLUSHING, NEW YORK 11354
                                (718) 961-5400

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 20, 1998

                               ----------------

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Flushing Financial Corporation (the "Company") will be held at the LaGuardia Marriott located at 102-05 Ditmars Boulevard, East Elmhurst, New York 11369 at 2:00 p.m., New York time, on May 20, 1998, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

    (1) To elect four directors for a three-year term and until their successors are elected and qualified;

    (2) To consider and approve certain amendments to the 1996 Restricted Stock Incentive Plan;

    (3) To consider and approve certain amendments to the 1996 Stock Option Incentive Plan;

    (4) To ratify the selection by the Board of Directors of Coopers & Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1998; and

    (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed April 1, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.


                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/ Michael J. Hegarty
                                       -----------------------------------
                                       Michael J. Hegarty
                                       Corporate Secretary
Flushing, New York
April 13, 1998


 YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME BEFORE IT IS VOTED.

                        FLUSHING FINANCIAL CORPORATION

                           144-51 NORTHERN BOULEVARD
                           FLUSHING, NEW YORK 11354
                                (718) 961-5400
                               ----------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 20, 1998
                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of Flushing Financial Corporation (the "Company"), which is the sole stockholder of Flushing Savings Bank, FSB (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company (the "Board of Directors") to be used at the Annual Meeting of Stockholders to be held at the LaGuardia Marriott located at 102-05 Ditmars Boulevard, East Elmhurst, New York, 11369 at 2:00 p.m., New York time, on May 20, 1998 (the "Annual Meeting") and at any adjournment thereof. Only holders of record of the Company's issued and outstanding Common Stock as of the close of business on April 1, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders (the "Notice") and form of proxy, and the Company's 1997 Annual Report to Stockholders, including the consolidated financial statements for the year ended December 31, 1997, are first being mailed on or about April 13, 1998 to all persons entitled to vote at the Annual Meeting.

                              VOTING AND PROXIES

VOTING RIGHTS AND QUORUM REQUIREMENT

  Stockholders of record as of the close of business on April 1, 1998, the Record Date, are entitled to one vote for each share of Common Stock then held. On the Record Date, there were 7,827,695 shares of Common Stock outstanding and entitled to be voted and the Company had no other class of equity securities outstanding. Holders of a majority of the outstanding shares of Common Stock must be present at the Annual Meeting, either in person or represented by proxy, to constitute a quorum for the conduct of business. In order to ensure a quorum, stockholders are requested to complete the enclosed proxy card and return it signed and dated in the enclosed postage-paid envelope.

VOTING BY PROXY

  The proxy solicited hereby, if properly signed and received by the Company in time for the Annual Meeting and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no instructions are given, the proxy will be voted FOR election of the nominees for director described herein, FOR approval of the amendments to the 1996 Restricted Stock Incentive Plan (the "Restricted Stock Plan"), FOR approval of the amendments to the 1996 Stock Option Incentive Plan (the "Stock Option Plan" and, together with the Restricted Stock Plan, the "Stock Incentive Plans"), and FOR ratification of the appointment of Coopers & Lybrand L.L.P. as independent auditors for fiscal year 1998. With respect to the transaction of such other business as may properly come before the meeting, each proxy received will be voted in accordance with the best judgment of the persons appointed as proxies. At this time, the Board of Directors knows of no such other business.

REVOKING A PROXY

  Any stockholder giving a proxy may revoke it at any time before it is voted by (i) filing written notice thereof with the Corporate Secretary of the Company (Michael J. Hegarty, Corporate Secretary, Flushing Financial Corporation, 144-51 Northern Boulevard, Flushing, New York 11354); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

VOTES REQUIRED FOR APPROVAL

  Directors are elected by a plurality of the votes cast with a quorum present. Abstentions are considered present for purposes of determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The affirmative vote of a majority of the total votes present in person or by proxy is required for approval of the amendments to the Stock Incentive Plans and to ratify the selection of the independent auditors. Abstentions will have the effect of a vote against these proposals. Under rules of the New York Stock Exchange, to which its member firms are subject, these proposals are considered "discretionary" items upon which brokerage firms holding shares of Common Stock in "street name" may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

COST OF SOLICITATION OF PROXIES

  The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, Morrow & Co., Inc., a proxy soliciting firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $3,500, plus reimbursement for out-of-pocket expenses. Proxies also may be solicited personally or by telephone or telecopy by directors, officers and employees of the Company or the Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for reasonable expenses incurred in connection therewith.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  To the knowledge of the Company, the following persons were the beneficial owners of more than five percent of the outstanding shares of Common Stock, as of December 31, 1997.

                                         NUMBER OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIALLY OWNED PERCENT OF CLASS(1)
------------------------------------    ------------------ -------------------
J.P. Morgan Trust Company of Delaware,
 as Trustee for the Flushing Financial
 Corporation Employee Benefit Trust(2).      629,202               8.0
 c/o J.P. Morgan & Co., Incorporated
 60 Wall Street
 New York, New York 10260
Wellington Management Company, LLP(3)..      744,400               9.47
 75 State Street
 Boston, Massachusetts 02109
Thomson Horstmann & Bryant, Inc.(4)....      821,700              10.45
 Park 80 West
 Plaza Two
 Saddle Brook, New Jersey 07663

--------
(1) On December 31, 1997, the total number of shares of Common Stock outstanding was 7,864,620.
(2) The beneficial owner has shared voting and dispositive power with respect to these shares.
(3) According to its filing on Schedule 13G with the SEC, Wellington Management Company, LLP ("WMC") acquired such interest through its subsidiary Wellington Trust Company, N.A. and has shared voting power with respect to 315,900 shares of Common Stock and shared dispositive power with respect to 744,400 shares of Common Stock. Such filing also states that shares of Common Stock beneficially owned by WMC are owned by a variety of investment advisory clients of WMC, and that no such client is known to have an interest with respect to more than 5% of the Common Stock.
(4) According to its filing on Schedule 13G with the SEC, Thomson Horstmann & Bryant, Inc. is an investment adviser under section 203 of the Investment Advisers Act of 1940 and has sole voting power with respect to 560,800 shares of Common Stock, shared voting power with respect to 12,300 shares of Common Stock, and sole dispositive power with respect to 821,700 shares of Common Stock.

STOCK OWNERSHIP OF MANAGEMENT

  The following table sets forth information regarding the beneficial ownership of the Common Stock as of February 28, 1998, by each director of the Company, by each executive officer named in the Summary Compensation Table on page 13, and by all directors and executive officers as a group.

                                                                 SHARES OF COMMON STOCK
NAME                      POSITION(S) HELD WITH THE COMPANY     BENEFICIALLY OWNED(1)(2)
----                      ---------------------------------     ------------------------
Gerard P. Tully, Sr.....  Chairman of the Board                          46,150(3)
James F. McConnell......  President, Chief Executive Officer             63,555(4)
                          and Director
Michael J. Hegarty......  Executive Vice President,                      38,958(5)
                          Corporate Secretary and Director
John M. Gleason.........  Director                                       19,498(6)
Robert A. Marani........  Director                                       37,150(7)
John O. Mead............  Director                                       23,650(8)
Vincent F. Nicolosi.....  Director                                       15,410(9)
Franklin F. Regan, Jr. .  Director                                       16,035(10)
John E. Roe, Sr. .......  Director                                       34,750(11)
Michael J. Russo........  Director                                       45,000(12)
Monica C. Passick.......  Senior Vice President,                         34,784(13)
                          Treasurer and Chief Financial Officer
Henry A. Braun..........  Senior Vice President                          24,046(14)
Anna M. Piacentini......  Senior Vice President                          27,097(15)
All directors and execu-
 tive officers as a
 group (14 persons).....                                                440,134(16)

--------
 (1) Under rules of the SEC, beneficial ownership includes any shares over which an individual has sole or shared power to vote or to dispose, as well as any shares that the individual has the right to acquire within 60 days. Unless otherwise indicated, each person has sole voting and dispositive power as to the shares reported. Officers have the power to direct the voting and, subject to plan provisions, the disposition of shares held for their account in the Bank's 401(k) Savings Plan and the Company's Stock-Based Profit Sharing Plan, and have voting powers over, but no economic interest in, the shares representing their proportionate voting interest in the Company's Employee Benefit Trust. Officers and directors have the power to vote, but not the power to dispose of, unvested shares of restricted stock granted to them under the Company's Restricted Stock Plan. The table also includes shares which the named individual had a right to acquire upon the exercise of stock options granted under the Company's Stock Option Plan which were exercisable on February 28, 1998. No additional stock options became exercisable within 60 days after February 28, 1998.
 (2) On February 28, 1998, the total number of shares of Common Stock outstanding was 7,827,320 (including shares held by the Employee Benefit Trust). As of February 28, 1998, each individual beneficially owned less than 1% of the outstanding shares of Common Stock, and all directors and executive officers as a group beneficially owned 5.62% of the outstanding shares of Common Stock.
 (3) Includes 9,000 shares held by Mrs. Tully with respect to which Mr. Tully disclaims beneficial ownership, 7,520 unvested shares of restricted stock, and 5,750 shares underlying exercisable stock options.
 (4) Includes 1,236 shares held by Mrs. McConnell with respect to which Mr. McConnell disclaims beneficial ownership. Also includes 14,804 shares credited to Mr. McConnell's account in the Bank's 401(k) Savings Plan, 1,905 shares credited to his account in the Company's Stock-Based Profit Sharing Plan, 21,600 unvested shares of restricted stock, 12,200 shares underlying exercisable stock options, and 4,427 shares representing his proportionate voting interest in the Company's Employee Benefit Trust.
 (5) Includes 7,580 shares credited to Mr. Hegarty's account in the Bank's 401(k) Savings Plan, 1,151 shares credited to his account in the Company's Stock-Based Profit Sharing Plan, 13,600 unvested shares of restricted stock, 8,800 shares underlying exercisable stock options, and 4,427 shares representing his proportionate voting interest in the Company's Employee Benefit Trust.
 (6) Includes 4,348 shares held by Mrs. Gleason with respect to which Mr. Gleason disclaims beneficial ownership, 7,520 unvested shares of restricted stock, and 5,750 shares underlying exercisable stock options.
 (7) Includes 7,520 unvested shares of restricted stock and 5,750 shares underlying exercisable stock options.
 (8) Includes 7,520 unvested shares of restricted stock and 5,750 shares underlying exercisable stock options.
 (9) Includes 260 shares held jointly by Mr. Nicolosi and his spouse, with whom he shares voting and dispositive power, 7,520 unvested shares of restricted stock, and 5,750 shares underlying exercisable stock options.

(10) Includes 667 shares held by Mrs. Regan with respect to which Mr. Regan disclaims beneficial ownership, 7,520 unvested shares of restricted stock, and 5,750 shares underlying exercisable stock options.
(11) Includes 4,000 shares held by Mrs. Roe with respect to which Mr. Roe disclaims beneficial ownership. Also includes 4,000 shares held by Learoyd & Roe, Inc. Profit Sharing Plan and Trust and 4,600 shares held by City Underwriting Agency, Inc. Defined Profit Sharing Plan and Trust, with respect to which, in each case, Mr. Roe shares voting and dispositive power as well as 7,520 unvested shares of restricted stock and 5,750 shares underlying exercisable stock options.
(12) Includes 7,520 unvested shares of restricted stock and 5,750 shares underlying exercisable stock options.
(13) Includes 8,687 shares credited to Ms. Passick's account in the Bank's 401(k) Savings Plan, 1,563 shares credited to her account in the Company's Stock-Based Profit Sharing Plan, 11,200 unvested shares of restricted stock, 7,200 shares underlying exercisable stock options, and 4,427 shares representing her proportionate voting interest in the Company's Employee Benefit Trust.
(14) Includes 359 shares credited to Mr. Braun's account in the Bank's 401(k) Savings Plan, 1,334 shares credited to his account in the Company's Stock-Based Profit Sharing Plan, 9,440 unvested restricted shares, 6,320 shares underlying exercisable stock options, and 4,427 shares representing his proportionate interest in the Company's Employee Benefit Trust.
(15) Includes 4,011 shares credited to Ms. Piacentini's account in the Bank's 401(k) Savings Plan, 1,122 shares credited to her account in the Company's Stock-Based Profit Sharing Plan, 9,440 unvested shares of restricted stock, 6,320 shares underlying exercisable stock options, and 4,427 shares representing her proportionate interest in the Company's Employee Benefit Trust.
(16) Includes 35,492 shares credited to accounts of executive officers in the Bank's 401(k) Savings Plan, 7,075 shares credited to their accounts in the Company's Stock-Based Profit Sharing Plan, 137,440 unvested shares of restricted stock held by executive officers and directors, 86,840 shares underlying exercisable stock options held by executive officers and directors, and 22,135 shares representing the proportionate voting interest of executive officers in the Company's Employee Benefit Trust.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Based solely on a review of copies of reports furnished to the Company or written representations that no other reports were required, the Company believes that during the fiscal year ended December 31, 1997, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its executive officers and directors were complied with.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  The Board of Directors of the Company consists of 10 directors divided into three classes which are as equal in number as possible. The directors hold office for staggered terms of three years (and until their successors are elected and qualified). One of the three classes, comprising approximately one third of the directors, is elected each year to succeed the directors whose terms are expiring. The directors in Classes A and B are serving terms expiring at the annual meeting of stockholders in 1999 and 2000, respectively.

  The directors in Class C, whose terms expire at the 1998 Annual Meeting, are Gerard P. Tully, Sr., James F. McConnell, John M. Gleason, and Vincent F. Nicolosi. Each of these directors (each, a "Board Nominee") has been nominated by the Board of Directors to stand for re-election for a term expiring at the annual meeting of stockholders to be held in 2001. Each Board Nominee has consented to being named in this Proxy Statement and to serve if elected.

  UNLESS OTHERWISE INSTRUCTED, IT IS THE INTENTION OF THE PROXY HOLDERS TO VOTE THE PROXIES RECEIVED BY THEM IN RESPONSE TO THIS SOLICITATION FOR THE ELECTION OF THE BOARD NOMINEES AS DIRECTORS. IF ANY BOARD NOMINEE SHOULD REFUSE OR BE UNABLE TO SERVE, THE PROXIES WILL BE VOTED FOR SUCH PERSON AS SHALL BE DESIGNATED BY THE BOARD OF DIRECTORS TO REPLACE ANY SUCH NOMINEE. THE BOARD OF DIRECTORS PRESENTLY HAS NO KNOWLEDGE THAT ANY OF THE BOARD NOMINEES WILL REFUSE OR BE UNABLE TO SERVE AS A DIRECTOR IF ELECTED.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
              "FOR" ELECTION OF THE BOARD NOMINEES AS DIRECTORS.

  The following table sets forth certain information regarding the Board Nominees and the other members of the Board of Directors of the Company.

                                                                   DIRECTOR  TERM
NAME                      AGE(1) POSITION(S) HELD WITH THE COMPANY SINCE(2) EXPIRES
----                      ------ --------------------------------- -------- -------
Gerard P. Tully, Sr. ...    70   Chairman of the Board               1967    2001(3)
James F. McConnell......    64   President, Chief Executive          1983    2001(3)
                                  Officer and Director
Michael J. Hegarty......    58   Executive Vice President,           1987    1999
                                  Corporate Secretary and Director
John M. Gleason.........    80   Director                            1961    2001(3)
Robert A. Marani........    75   Director                            1977    2000
John O. Mead............    75   Director                            1987    1999
Vincent F. Nicolosi.....    58   Director                            1977    2001(3)
Franklin F. Regan, Jr. .    68   Director                            1969    2000
John E. Roe, Sr. .......    64   Director                            1968    2000
Michael J. Russo........    63   Director                            1984    1999

--------
(1) As of December 31, 1997.
(2) All directors commenced service as directors of the Company on May 10, 1994, one day after the date of the Company's incorporation. The dates set forth above are the dates the individuals commenced service as directors or trustees of the Bank or its predecessor.
(3) Subject to re-election at the Annual Meeting.

  Set forth below is certain information with respect to the Board Nominees and other directors of the Company. Unless otherwise indicated, the principal occupation listed for each person below has been his or her principal occupation for the past five years.

BOARD NOMINEES

  GERARD P. TULLY, SR. has served as Chairman of the Board of the Company since its formation in 1994, and as Chairman of the Board of the Bank since 1980. Mr. Tully served as Chief Executive Officer of the Bank (without additional remuneration) from 1981 through 1989. Mr. Tully is the Chief Executive Officer and a director of Van-Tulco, Inc., a construction company, and Bainbridge Avenue Corp., 1620 Ralph Avenue Corp. and Contractors Associates Inc., each a real estate holding company. Mr. Tully also serves as an officer and a director of Wil-Cor Realty Co., Inc., a real estate holding company.

  JAMES F. MCCONNELL has been a director and President and Chief Executive Officer of the Company since its formation in 1994. He joined the Bank in 1974 as an assistant to the President. He was named Treasurer of the Bank in 1977 and President of the Bank in 1981. He became a director of the Bank in 1983. Mr. McConnell was elected to the additional position of Chief Executive Officer of the Bank in 1990. On April 8, 1998, the Company and the Bank entered into an agreement with Mr. McConnell, pursuant to which he will retire from his position as President and Chief Executive Officer of the Company and the Bank on October 1, 1998, but will continue to serve as a director of both the Company and the Bank, subject to reelection by shareholders at the Annual Meeting. In addition, after his retirement, Mr. McConnell will advise the Company and the Bank as a consultant pursuant to a separate consulting agreement. For information regarding Mr. McConnell's retirement and consulting agreements with the Company and the Bank, see the discussion herein under the caption "Employment, Severance and Change of Control Arrangements--McConnell Retirement and Consulting Agreements."

  JOHN M. GLEASON is a New York State licensed funeral director and Chairman of the Board of Martin A. Gleason, Inc., which operates funeral homes and real estate located in Flushing and Whitestone, New York.

  VINCENT F. NICOLOSI is an attorney in Bayside, New York with a general practice specializing in civil and criminal litigation. Mr. Nicolosi was formerly a partner in the law firm of Nicolosi & Sciacca located in Bayside, New York.

CONTINUING DIRECTORS

  MICHAEL J. HEGARTY joined the Company as Executive Vice President and Corporate Secretary and the Bank as Executive Vice President and Chief Operating Officer in 1995. Prior to that, he was Vice President, Finance as well as Secretary and Treasurer of EDO Corporation, a manufacturer of defense systems and components. Mr. Hegarty remains a director of EDO Corporation.

  ROBERT A. MARANI is a licensed real estate broker who worked through the offices of Flushing Kent Realty Corp. until his retirement in 1992. He is a commercial real estate developer currently managing family-owned commercial real estate properties in New York and New Jersey.

  JOHN O. MEAD served, until his retirement in 1990, as President and Chairman of the Board of Printfab, Inc., a fabric marketing company located in New York, and Printed Fabrics Corp., a fabric manufacturing company located in Carrollton, Georgia.

  FRANKLIN F. REGAN, JR. maintains a general law practice in Flushing, New York specializing in real estate, banking and estate work.

  JOHN E. ROE, SR. is Chairman of the Board and Chief Executive Officer of City Underwriting Agency, Inc., insurance brokers located in Floral Park, New York.

  MICHAEL J. RUSSO is self-employed as a consulting engineer and serves as Chairman of the Board of Anthony Russo, Inc., a general contracting firm, and of Meadow Mechanical Corp., a mechanical contracting firm, for which he also serves as Secretary. Mr. Russo is President and Director of Operations of Northeastern Aviation Corp., an aircraft charter and management firm, and is President of Landmark Associates Ltd., commercial real estate developers. Mr. Russo is a partner in AMF Associates, a commercial real estate company.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

  The following persons currently serve as executive officers who are not directors of the Company.

                                                POSITION(S) HELD WITH THE
NAME                                     AGE(1) COMPANY
----                                     ------ -------------------------
Monica C. Passick.......................   59   Senior Vice President, Treasurer
                                                 and Chief Financial Officer
Henry A. Braun..........................   52   Senior Vice President
Anna M. Piacentini......................   51   Senior Vice President
Donald L. Shapiro.......................   62   Senior Vice President

--------
(1) As of December 31, 1997.

  Set forth below is certain information with respect to the executive officers who are not directors of the Company.

  MONICA C. PASSICK has been Senior Vice President, Treasurer and Chief Financial Officer of the Company since its formation in 1994. Ms. Passick joined the Bank in 1979 as an Assistant Treasurer. She was appointed Controller of the Bank in 1982 and Vice President in 1983. In 1993, Ms. Passick was promoted to Senior Vice President/Finance of the Bank. Ms. Passick is a Certified Public Accountant.

  HENRY A. BRAUN has been a Senior Vice President of the Company since 1995. Mr. Braun joined the Bank in 1994 as Senior Vice President/Bank Operations, a position he previously held at The Greater New York Savings Bank where he was employed for five years. Prior to that, Mr. Braun was with The Williamsburgh

Savings Bank for twenty years rising from Assistant Vice President/EDP Auditor to Vice President/Auditor to Senior Vice President/Operations to Executive Vice President and Chief Operating Officer.

  ANNA M. PIACENTINI has been a Senior Vice President of the Company since 1995. Ms. Piacentini joined the Bank in 1969 as a Customer Service Representative. She also has served as an Executive Assistant for Branch Operations, Assistant Secretary for Human Resources and Assistant Vice President of Human Resources. In 1984, Ms. Piacentini was named Vice President of Human Resources of the Bank and in 1994 was promoted to Senior Vice President/Human Resources of the Bank. Since 1995, Ms. Piacentini has also been Secretary of the Bank.

  DONALD L. SHAPIRO joined the Company as Senior Vice President on September 9, 1997, in conjunction with the Bank's acquisition of New York Federal Savings Bank, a privately held federal savings bank. He also serves as President of the New York Federal Division of the Bank. Before joining the Company, Mr. Shapiro served as President and CEO of New York Federal Savings Bank since 1992 and as a member of its board of directors since 1989.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY AND OF THE
BANK

  The Board of Directors meets on a monthly basis and may have additional special meetings upon the request of the Chairman of the Board, the President or a majority of directors in office at the time. During 1997, the Board of Directors held 12 regular meetings and three special meetings. No director attended less than 75% of the meetings of the Board of Directors and its committees on which he served. The Board of Directors has established the following committees, among others:

  Compensation. The Compensation Committee is composed of Messrs. Nicolosi (Chairman), Mead, Roe and, as of January 1998, Russo. The Committee has primary responsibility for establishing and administering the compensation and benefit programs of the Company for its executive officers and other key personnel, and recommends to the Board of Directors grants to employees under the Company's Stock Incentive Plans. The Committee meets on an as needed basis. During 1997, this committee met three times.

  Examining and Audit Committee. The Examining and Audit Committee is composed of Messrs. Mead (Chairman), Gleason, Roe and Russo. The Committee meets quarterly and reports to the Board of Directors concerning the results of examinations, internal audits, and audits by the Company's independent public accountants; the status of actions taken to correct conditions reported; and any other matters affecting the internal controls of the Company. The Committee also meets with the Company's outside auditors and implements the audit requirements under applicable federal regulations. During 1997, this committee met four times.

  In addition to the committees described above, the Board of Directors has established an Executive Committee, an Insurance Committee, an Investment Committee, and a Planning Committee. The Board of Directors does not have a nominating committee. Nominations for directors of the Company are made by the full Board of Directors.

  The business of the Bank is conducted at regular and special meetings of the Bank's Board of Directors (the "Bank Board") and its committees. The Bank Board and the Board of Directors are identically constituted. During 1997, the Bank Board held 12 regular meetings and four special meetings.

  The Bank Board maintains executive, insurance, investment and planning committees, in addition to a compensation and an examining and audit committee. The membership of these committees is the same as the comparable committees of the Company's Board of Directors. These committees serve substantially the same functions at the Bank level as those of the Company. The Bank Board also maintains a loan committee, a compliance committee, a CRA committee and an Ethics committee. No director attended less than 75% of the meetings of the Bank Board and its committees on which he served. Nominations for directors of the Bank are made by the full Bank Board.

DIRECTOR COMPENSATION

  Fee Arrangements. Directors who are not executive officers of the Company or the Bank ("Outside Directors") currently receive an annual retainer of $18,000 from the Bank, with no additional retainer from the Company. Outside Directors also receive meeting fees of $750 for each Board or Bank Board meeting attended and $450 for each committee meeting attended. However, where the Board of Directors and the Bank Board meet on the same day, directors receive only a single board meeting fee for such meetings. Similarly, directors receive only a single committee meeting fee where identically constituted committees of the Board of Directors and Bank Board meet on the same day. In addition to the retainer and meeting fees, Mr. Tully receives a fee of $85,000 per year for providing additional consulting services to the Bank and the Company in his capacity as Chairman.

  Outside Directors also receive a fee for conducting on-site inspections of proposed real estate collateral for commercial real estate loans in excess of $600,000. For each day that a director conducts such inspections, the director receives a fee of $400 for the first property inspected and $200 for each additional property inspected on that day.

  For the year ended December 31, 1997, the aggregate amount of retainer, meeting, and site inspection fees paid by the Bank to Outside Directors was $357,050, and the amount of fees for consulting services paid to Mr. Tully was $77,500. For the year ended December 31, 1997, the Bank paid an aggregate of $224,366 to Mr. Regan as a retainer for general legal services and for fees in connection with mortgage foreclosure actions. Also during 1997, the Bank paid $5,469 in legal fees to Mr. Nicolosi for certain litigation and contract matters. See "Compensation Committee Interlocks and Insider Participation," and "Certain Transactions."

  Director Deferred Compensation Plan. The Bank has adopted an Outside Director Deferred Compensation Plan pursuant to which Outside Directors may elect to defer all or a portion of their annual retainer, meeting fees, and inspection fees. Deferred amounts are credited with earnings based on mutual fund investments offered by Enterprise Group of Funds ("Enterprise Group"), as elected by the director. The deferred amounts plus earnings thereon will be paid to the director in cash after the director's termination of service, either in a lump sum or, if the director so elects, in installments over a period not to exceed five years. The Company has guaranteed the payment of benefits under the Outside Director Deferred Compensation Plan. A director's right to receive benefits under the plan is no greater than the right of an unsecured general creditor of the Bank or the Company.

  Director Retirement Plan. The Bank has adopted an Outside Director Retirement Plan, which provides benefits to each Outside Director who served as an Outside Director for two years or more subsequent to the February 1995 effective date of the plan and whose years of service as an Outside Director (including service as a director or trustee of the Bank or its predecessor) plus age equals or exceeds 75. Benefits are also payable to an Outside Director whose status as an Outside Director terminates due to disability or who is an Outside Director upon a change of control (as defined below). However, no benefits will be payable to a director who is removed for cause. An eligible director will be paid an annual retirement benefit equal to the last annual retainer paid prior to the director's retirement plus the total amount of Board meeting fees which were paid to the director for the 12 months immediately preceding retirement. Such benefit will be paid in equal monthly installments for the lesser of the number of months such director served as an Outside Director or 120 months; provided, however, that the retirement benefits will be paid in a cash lump sum in the event of a change of control. If the Outside Director dies before receiving all benefits payable under the plan, the remaining benefits will be paid to the Outside Director's surviving spouse. The Company has guaranteed the payment of benefits under the Outside Director Retirement Plan. A director's right to receive benefits under the plan is no greater than the right of an unsecured general creditor of the Bank or the Company.

  Stock Options and Restricted Stock. Pursuant to the Restricted Stock Plan, each Outside Director received, and each newly-elected Outside Director will receive, a grant of 9,400 shares of restricted stock. Pursuant to the Stock Option Plan, each Outside Director received, and each newly-elected Outside Director will receive (to the extent there are shares available), a grant of options to purchase 28,750 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant of the option (with tandem limited stock appreciation rights). Each of the stock option and restricted stock grants vests with respect to 20% of the covered shares on each of the first five anniversaries of the grant date each year, provided that the Outside Director is then serving on the Board of Directors of the Company or one of its subsidiaries. The grants vest in full upon the Outside Director's termination of service by reason of death, disability or retirement, or in the event of a change of control of the Company. At the Annual Meeting, stockholders are being asked to approve amendments to both plans which would increase the number of shares available under these plans and reduce the size of the grants to new Outside Directors. See "Proposal No. 2" and "Proposal No. 3."

  Indemnity Agreements. The Company and the Bank have entered into an Indemnity Agreement with each of the directors and executive officers, which agreements provide for mandatory indemnification of each director or executive officer to the full extent permitted by law for any claim arising out of such person's service to the Company or the Bank. The agreements provide for advancement of expenses and specify procedures for determining entitlement to indemnification in a particular case.

                            EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  Compensation Philosophy. The Company's executive compensation program is intended to link management's pay with the Company's annual and long-term performance. The Compensation Committee believes it is important to attract and retain highly-qualified senior managers by providing compensation opportunities that are both competitive with the market for executive talent and consistent with the Company's performance.

  The following is a discussion of the Company's executive compensation program, including a description of the decisions and actions taken by the Compensation Committee with respect to fiscal 1997 compensation for the Chief Executive Officer (the "CEO").

  Salary and Incentive Bonus. In determining the base salary and annual incentive bonus of executive officers, the Compensation Committee takes into consideration a variety of factors, including the executive's level of responsibility, individual performance, and the financial and operational performance of the Company and the Bank in relation to their competition in the industry. Based on an analysis of salary and bonus paid by savings institutions of comparable size in the Company's geographical area, the Compensation Committee determined that salary and bonus levels of the Company's executive officers were below the median. The salary and bonus levels set by the Compensation Committee for 1997 were determined to be at or slightly above the midpoint level of the peer group.

  The annual incentive bonus paid to executive officers is determined by the Compensation Committee in its discretion at the end of the year based on its assessment of the Company's and the Bank's performance during the year. The individual contribution of each executive officer to corporate performance is a significant factor in determining the amount of his or her annual incentive bonus. Although in previous years, an executive's annual compensation was primarily salary, with only a small amount payable as bonus, in 1997 the Committee determined to shift a portion of annual compensation from salary to a bonus conditioned on performance.

  Consistent with this approach, Mr. McConnell's annual rate of base salary was increased from $332,750 to $366,025 effective in July 1997, and he was granted a bonus of $109,800. The increase was determined based on the Committee's assessment of the Company's and the Bank's performance, and Mr. McConnell's instrumental role in achieving such performance, as well as its assessment of the competitive marketplace compensation for positions of comparable responsibility among similar financial institutions.

  Long-Term Incentive Compensation. In 1996, the Company adopted stock option and restricted stock plans to provide executives and other employees with long-term incentives which increase their mutuality of interests with the Company's shareholders. Because the Company had not previously offered equity compensation, the initial grants under these plans were significant and will vest over a five-year period. The Compensation Committee decided to grant additional stock-based awards during 1997 only to executives who were newly-hired or promoted to increased levels of responsibililty.

Submitted by the Compensation Committee of the Board of Directors,

Vincent F. Nicolosi     John E. Roe, Sr.     John O. Mead       Michael J. Russo
     Chairman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During 1997, the Compensation Committee consisted of Messrs. Nicolosi (Chairman), Mead and Roe. Mr. Russo joined the Compensation Committee on February 3, 1998. None of the current members of the Compensation Committee are current or former officers of the Company or the Bank. During 1997, the Bank paid $5,469 in legal fees to Mr. Nicolosi for certain litigation and contract matters.

  Under the Bank's lending policies, residential mortgage loans to immediate family members of directors are made at market rates of interest and other normal terms, but with reduced origination fees. Four such loans outstanding to immediate family members of directors who were members of the Compensation Committee during 1997 had balances in excess of $60,000 at some time since the beginning of 1997. The highest aggregate balance of those loans at any time since January 1, 1997 was $649,373, and the aggregate balance of those loans at February 28, 1998 was $424,579. All of such loans were made in the ordinary course of business and were fully approved in accordance with all of the Bank's credit underwriting standards. The Bank believes that such loans do not involve more than the normal risk of collectability or present other unfavorable features.

STOCK PERFORMANCE GRAPH

  The following graph shows a comparison of cumulative total stockholder return on the Common Stock since November 21, 1995 (the date on which the Common Stock began trading) with the cumulative total returns of both a broad equity market index and a published industry index. The broad equity market index chosen was the Center for Research in Security Prices ("CRSP") Total Return Index for the Nasdaq Stock Market (US) and the published industry index chosen was the CRSP Total Return Index for Nasdaq Bank Stocks. The graph reflects historical performance only, which is not indicative of possible future performance of the Common Stock.

         COMPARISON OF CUMULATIVE TOTAL RETURN AMONG THE COMMON STOCK, CRSP TOTAL RETURN INDEX FOR THE NASDAQ STOCK MARKET (US) AND
              CRSP TOTAL RETURN INDEX FOR NASDAQ BANK STOCKS (1)

                             [GRAPH APPEARS HERE]









        [ ] Flushing Financial Corporation         O CRSP Total Return Index for
        [ ] CRSP Total Return Indes for the          Nasdaq Bank Stocks

        -----------------------------------------------------------------------
                                        11/21/95   12/31/95  12/31/96  12/31/97
        -----------------------------------------------------------------------
        Flushing Financial Corporation $100.00 $108.13 $128.03 $170.33 CRSP Total Return Index for the
          Nasdaq Stock Market (US)       $100.00    $102.85   $126.60   $155.42
        CRSP Total Return Index for
          Nasdaq Bank Stocks             $100.00    $104.27   $137.80   $232.50
        -----------------------------------------------------------------------

--------
(1) Assumes $100 invested on November 21, 1995 and all dividends reinvested through the end of the Company's fiscal year ended December 31, 1997. The price of the Common Stock issued in the Company's initial public offering was $11.50 per share. The performance graph above is based upon closing prices on the trading day specified. The Common Stock closed on November 21, 1995, its first day of trading activity, at $14.2188 per share.

SUMMARY COMPENSATION TABLE

  The following table sets forth the compensation paid by the Company and the Bank during the years ended December 31, 1997, 1996 and 1995 to the Chief Executive Officer and the next four highest compensated executive officers in 1997.

                          SUMMARY COMPENSATION TABLE

                              ANNUAL COMPENSATION       LONG TERM COMPENSATION
                              -----------------------   ----------------------
                                                                    SECURITIES
                                                        RESTRICTED  UNDERLYING
NAME AND PRINCIPAL                                         STOCK     OPTIONS/   ALL OTHER
POSITION(S)              YEAR  SALARY      BONUS(1)     AWARD(S)(2)  SARS(#)   COMPENSATION
------------------       ---- ---------    ----------   ----------- ---------- ------------
James F. McConnell...... 1997 $ 384,963(3) $ 109,800          --         --      $60,239(5)
 President and Chief
  Executive              1996   349,388(3)    13,200     $447,562     61,000      89,746
 Officer of the Company
  and the                1995   301,250(3)       -- (4)       --         --       84,920
 Bank
Michael J. Hegarty(6)... 1997 $ 269,500(3) $  78,000          --         --      $72,188(7)
 Executive Vice
  President of the       1996   236,500(3)     9,200     $282,000     44,000      53,040
 Company and the Bank;
  Chief                  1995    84,615(3)     6,000          --         --       15,500
 Operating Officer of
  the Bank;
 Corporate Secretary of
 the Company
Monica C. Passick....... 1997 $ 125,859    $  28,100          --         --      $21,149(8)
 Senior Vice President,
 Treasurer,              1996   118,999        4,800     $231,063     36,000      18,528
 and Chief Financial
 Officer of the          1995   109,799        5,400          --         --       17,755
 Company; Senior Vice
 President/Finance of
 the Bank
Henry A. Braun.......... 1997 $ 107,849    $  24,200          --         --      $14,297(9)
 Senior Vice President
  of the                 1996    98,000        4,000     $194,675     31,600      11,614
 Company; Senior Vice    1995    87,750        4,300          --         --        7,590
 President/Bank
 Operations of the Bank
Anna M. Piacentini...... 1997 $  89,827    $  20,100          --         --      $15,129(10)
 Senior Vice President
  of the                 1996    84,999        7,500     $194,675     31,600      13,118
 Company; Senior Vice    1995    80,471        7,250          --         --       11,260
 President/Human
 Resources and Corporate
 Secretary of the Bank

--------
(1) Amounts shown reflect cash bonus. Stock options and restricted stock granted as part of 1996 annual incentive bonus are included under the stock option and restricted stock columns.
(2) Reflects dollar value of restricted stock granted, calculated by multiplying the number of shares granted by the closing market price of the Common Stock on the date of grant. With respect to awards which were granted subject to stockholder approval, value is based on the closing stock price on the date of such approval. The number of shares of restricted stock held by each of the named executive officers on December 31, 1997 and the dollar value of such shares (based on the closing market price of the Common Stock on such date) are as follows: Mr. McConnell, 21,600 shares, $515,700; Mr. Hegarty, 13,600 shares, $324,700; Ms.
    Passick, 11,200 shares, $267,400; Mr. Braun, 9,440 shares, $225,380; and
    Ms. Piacentini, 9,440 shares, $225,380. All grants of restricted stock vest 20% per year beginning one year after the date of grant, subject to immediate vesting in the event of death, disability, retirement or a change of control. Dividends are paid on all shares of restricted stock.
(3) Includes mandatory deferred compensation equal to 10% of salary.
(4) Mr. McConnell did not participate in the Bank's incentive bonus plan for 1995.
(5) Consists of $4,750 in matching contributions to the Bank's 401(k) Savings Plan, $11,568 in contributions to the Company's Stock-Based Profit Sharing Plan, and $43,921 credited under the Bank's Supplemental Savings Incentive Plan.
(6) Mr. Hegarty became an executive officer and full-time employee in August
    1995.

 (7) Consists of $4,750 in matching contributions to the Bank's 401(k) Savings Plan, $11,568 in contributions to the Company's Stock-Based Profit Sharing Plan, $30,000 credited toward Supplemental Retirement Benefits, and $25,870 credited under the Bank's Supplemental Savings Incentive Plan.
 (8) Consists of $3,401 in matching contributions to the Bank's 401(k) Savings Plan, $10,618 in contributions to the Company's Stock-Based Profit Sharing Plan, and $7,130 credited under the Bank's Supplemental Savings Incentive Plan.
 (9) Consists of $1,013 in matching contributions to the Bank's 401(k) Savings Plan, $9,581 in contributions to the Company's Stock-Based Profit Sharing Plan, and $3,703 credited under the Bank's Supplemental Savings Incentive Plan.
(10) Consists of $2,528 in matching contributions to the Bank's 401(k) Savings Plan, $7,513 in contributions to the Company's Stock-Based Profit Sharing Plan, and $5,089 credited under the Bank's Supplemental Savings Incentive Plan.

STOCK OPTIONS

  No stock options were granted to the named executive officers during 1997.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                          VALUE OF UNEXERCISED
                                                   # OF SECURITIES      IN-THE-MONEY OPTIONS/SARS
                                               UNDERLYING UNEXERCISED              AT
                           SHARES     VALUE   OPTIONS/SARS AT FY-END(#)       FY-END ($) (1)
                         ACQUIRED ON REALIZED ------------------------- -------------------------
NAME                     EXERCISE(#)   ($)    EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                     ----------- -------- ----------- ------------- ----------- -------------
James F. McConnell......      --        --      12,200       48,800       90,673       362,692
Michael J. Hegarty......      --        --       8,800       35,200       65,532       262,128
Monica C. Passick.......      --        --       7,200       28,800       54,116       216,464
Henry A. Braun..........      --        --       6,320       25,280       47,563       190,251
Anna M. Piacentini......      --        --       6,320       25,280       47,563       190,251

--------
(1) The value of each unexercised in-the-money stock option (or tandem limited stock appreciation right) is equal to the difference between $23.875 (the closing price of the Common Stock on December 31, 1997) and the exercise price of the stock option.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

  Employment Agreements. The Bank and the Company have entered into employment agreements with Mr. McConnell, Mr. Hegarty, Ms. Passick, Mr. Braun, Ms. Piacentini and, effective September 9, 1997, when he commenced employment with the Bank, Mr. Shapiro (collectively, the "Employment Agreements"). The Employment Agreements establish the respective duties and compensation of these individuals and are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management team. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of these executive officers.

  The Employment Agreements are substantially similar. The Employment Agreements with Mr. McConnell and Mr. Hegarty have an initial three-year term and the Employment Agreements with Ms. Passick, Mr. Braun, Ms. Piacentini and Mr. Shapiro have an initial two-year term. Prior to the completion of each year during the term of the agreement, the agreement is subject to renewal for an additional year. Thus, the unexpired term of the agreement at any time will generally vary between two and three years, in the case of Mr. McConnell and Mr. Hegarty, and between one and two years, in the case of the other executives.

  The Employment Agreements provide for a base salary that will be reviewed annually, customarily in July, with an effective date retroactive to July 1. In this regard, the base salaries of Mr. McConnell, Mr. Hegarty, Ms. Passick, Mr. Braun and Ms. Piacentini in effect as of July 1, 1997 were $366,025, $260,000, $127,720, $110,200, and $91,155, respectively. The base salary of
Mr. Shapiro in effect as of September 9, 1997 was $200,000. In the case of Mr. McConnell and Mr. Hegarty, an additional amount equal to 10% of base salary is deferred each year and is credited with earnings based on mutual fund investments offered by Enterprise Group.

The deferred amounts plus earnings thereon will be paid to Mr. McConnell and Mr. Hegarty upon termination of employment in three annual installments. In addition to any other pension benefit to which he may be entitled, the Bank was required to credit (and has credited) to a bookkeeping account for Mr. McConnell $250,000 as a supplemental retirement benefit. The Bank is required to credit to such account earnings on such amount based on mutual fund investments offered by Enterprise Group. In addition to any other pension benefit to which he may be entitled, the Bank is required to credit to a bookkeeping account for Mr. Hegarty, as a supplemental retirement benefit, $30,000 in May of each year in the period 1996-2000. The account is required to be credited with earnings based on mutual fund investments offered by Enterprise Group for the period commencing with the earlier of Mr. Hegarty's termination of employment or May 27, 2000. In the case of both Mr. McConnell and Mr. Hegarty, the supplemental retirement benefit will be payable upon termination of employment (other than for cause) in three annual installments. In accordance with the agreements with Messrs. McConnell and Hegarty, their deferred compensation, supplemental retirement benefits, and benefits under the Bank's Supplemental Savings Incentive Plan have been funded in a "grantor trust."

  The Employment Agreements provide for termination of the executive's employment by the Bank or the Company with or without cause at any time. The executive would be entitled to a lump sum severance payment upon the occurrence of certain events: termination of the executive's employment for reasons other than for cause, resignation by the executive during the 60-day period commencing six months following a change of control (as defined below), or the executive's resignation from the Bank and the Company following (i) failure to re-elect the executive to his or her current offices, (ii) a material adverse change in the executive's functions, duties or responsibilities, (iii) a relocation of the executive's place of employment outside the Borough of Queens, (iv) a failure to renew the Employment Agreement by the Bank or Company, or (v) a material breach of the Employment Agreement by the Bank or Company. The lump sum severance payment would be equal to the salary payments and bonuses (based on the highest bonus received in the last three years preceding termination) otherwise payable if the executive's employment had continued for an additional 24 months (36 months for Mr. McConnell, if termination occurs before his 65th birthday or after a change of control, and 36 months for Mr. Hegarty). In addition, Messrs. McConnell and Hegarty will be entitled to receive a lump sum payment of the deferred compensation and supplemental retirement benefits that would have been credited during such period. In the event the Company's Employee Benefit Trust is terminated and its assets are distributed to employees in accordance with its terms, Mr. Hegarty will be entitled to receive under his Employment Agreement an amount equal to the difference between (i) the amount he would have received from the Employee Benefit Trust if he had completed four full calendar years of employment with the Company or Bank prior to its termination plus the completed portion of the calendar year of its termination, and (ii) the amount he actually received from the Employee Benefit Trust. The Employment Agreements for each of the executives provides that if the executive receives payments that would be subject to the excise tax on excess parachute payments imposed by Section 4999 of the Internal Revenue Code, the executive will be entitled to receive an additional payment (a "gross-up") in an amount necessary to put the executive in the same after-tax position as if such excise tax had not been imposed.

  Assuming a change of control had occurred on December 31, 1997, Mr. McConnell, Mr. Hegarty, Ms. Passick, Mr. Braun, Ms. Piacentini and Mr. Shapiro would have received cash lump sum severance payments equal to approximately $1,537,000, $1,182,000, $312,000, $269,000, $222,510, and $490,000 based on their salaries and bonuses as of that date. The preceding amounts do not take into account the gross-up, amounts related to termination of the Employee Benefit Trust, or other amounts payable under the Employment Agreements.

  In the event an executive terminates employment for reasons not described in the immediately preceding paragraph, or the executive's employment is terminated for cause, the executive would receive only his or her earned but unpaid salary. Messrs. McConnell and Hegarty also would receive their accrued deferred compensation benefit and, except upon a termination for cause, their accrued supplemental retirement benefit.

  In the event an executive terminates employment due to a "disability," which is defined generally to mean the inability of the executive to perform his or her duties for 270 consecutive days due to incapacity, each Employment Agreement provides that the executive would receive 100% of his or her salary and bonus for the first six months, 75% for the next six months and 60% for the balance of the term (less any benefits payable to the executive under any disability insurance coverage maintained by the Company or the Bank). The Employment Agreements for Mr. McConnell and Mr. Hegarty provide that in the event of termination of employment due to a disability, the executive would receive the reduced salary described above, the deferred compensation benefit based on such reduced salary, and a lump sum payment of the supplemental retirement benefit that would have been payable to him if his employment had terminated after the maximum supplemental retirement benefit had been credited to him.

  The Employment Agreements provide that in the event the executive's employment terminates due to death, the executive's beneficiaries (or estate) would receive a lump sum payment of the executive's earned but unpaid salary, and, in the case of Mr. McConnell and Mr. Hegarty, the beneficiaries (or estate) would also receive a lump sum payment of the supplemental retirement benefit that would have been payable to him if his employment had terminated after the maximum supplemental retirement benefit had been credited to him.

  Change of Control Arrangements. Upon a change of control (as defined below), in addition to the provisions of the Employment Agreements described above,
(i) all outstanding restricted stock held by then-current employees and Outside Directors will immediately vest; (ii) all outstanding stock options (and tandem limited stock appreciation rights ("SARs")) held by then-current employees and Outside Directors will become immediately exercisable; (iii) the exercise of an outstanding SAR within 90 days after the change of control will entitle the holder to receive a cash payment equal to the excess of (A) the highest price per share of Common Stock paid during the 90-day period prior to the exercise of the SAR or the change of control over (B) the exercise price of the related stock option; and (iv) the Employee Benefit Trust which was established by the Company to satisfy its obligations under certain employee benefit plans will terminate and any trust assets remaining after repayment of the Company's loan to the trust and certain benefit plan contributions will be distributed to all full-time employees of the Company or one of its Subsidiaries with at least one year of service, in proportion to their compensation over the current year and the preceding four years.

  Definition of Change of Control. A "change of control" is generally defined, for purposes of the Employment Agreements and benefit plans maintained by the Company or the Bank, to mean: (a) the acquisition of all or substantially all of the assets of the Bank or the Company; (b) the occurrence of any event if, immediately following such event, a majority of the members of the Board of Directors of the Bank or the Company or of any successor corporation shall consist of persons other than Current Members (defined as any member of the Board of Directors as of the completion of the Company's initial public offering and any successor of a Current Member whose nomination or election has been approved by a majority of the Current Members then on the Board of Directors); (c) the acquisition of beneficial ownership of 25% or more of the total combined voting power of all classes of stock of the Bank or the Company by any person or group; or (d) approval by the stockholders of the Bank or the Company of an agreement providing for the merger or consolidation of the Company with another corporation where the stockholders of the Bank or the Company, immediately prior to the merger or consolidation, would not beneficially own, directly or indirectly, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of the total combined voting power of all classes of stock of the surviving corporation.

  McConnell Retirement and Consulting Agreements. On April 8, 1998, the Bank and the Company entered into retirement and consulting agreements with Mr. McConnell. Pursuant to the retirement agreement, Mr. McConnell will retire from his position as President and Chief Executive Officer of the Company and the Bank on October 1, 1998, and on that date, the Bank and/or the Company will pay Mr. McConnell, in the aggregate, a one-time payment of $750,000.00 in consideration for his waiver of certain rights under his Employment Agreements. After his retirement, Mr. McConnell will continue as a director of the Company and the Bank. Pursuant to the consulting agreement, Mr. McConnell will receive a consulting fee of $175,000 per year for providing consulting services to the Bank and the Company after his retirement. The consulting fee is in addition to any retainer and meeting fees that Mr. McConnell will receive as a director. The retirement and consulting agreements will become void if, prior to Mr. McConnell's retirement, there is a change of control of the Company or the Bank or if Mr. McConnell's employment terminates for specified reasons, in which case the provisions of Mr. McConnell's Employment Agreements will apply.

RETIREMENT PLAN

  The Bank maintains a Retirement Plan which is a tax-qualified defined benefit plan. Salaried employees who are over age 21 and have been employed by the Bank for at least one year are eligible to participate in the Retirement Plan. Participants earn an annual retirement benefit at normal retirement age (the later of age 65 or the fifth anniversary of participation) equal to the sum of (i) 2% of "average annual earnings" (the average annual base salary for the three consecutive years out of the final ten years of service which produces the highest average) times years of credited service prior to March 1, 1993, up to 30 years, plus (ii) 1.6% of "average annual earnings" times years of credited service after February 28, 1993, plus (iii) .45% of "average annual earnings" in excess of "average social security compensation" (as determined pursuant to IRS regulations) times years of credited service after February 28, 1993. The total years of credited service taken into account cannot exceed 35 years, and benefits earned in any year cannot be reduced by subsequent changes to the plan. Annual benefits under the Retirement Plan are limited by federal tax laws. As a general rule, during 1997 annual benefits were limited to $125,000. Compensation in excess of $150,000 (subject to cost of living adjustments which result in a current limit of $160,000) is required to be disregarded for purposes of benefits earned after 1993. The Retirement Plan is funded by the Bank on an actuarial basis. Participants earn a vested right to their accrued retirement benefit upon completion of five years of service with the Bank.

  The following table sets forth information with respect to Retirement Plan benefits payable to the named executive officers.

                           RETIREMENT PLAN BENEFITS

                                                  CURRENT     ESTIMATED ANNUAL
                                                  YEARS OF       RETIREMENT
NAME                                             SERVICE(1) BENEFIT AT AGE 65(2)
----                                             ---------- --------------------
James F. McConnell..............................     23           $95,337
Michael J. Hegarty..............................      2            27,245
Monica C. Passick...............................     18            54,953
Henry A. Braun..................................      3            29,743
Anna M. Piacentini..............................     28            55,222

--------
(1) The number of years of credited service under the Retirement Plan as of December 31, 1997.
(2) The estimated annual retirement benefit payable as a single life annuity at age 65 to the named executive officer, based on the assumptions that such officer retires at age 65 with no increase in compensation or "social security compensation" from that in effect in 1997.

CERTAIN TRANSACTIONS

  Under the Bank's lending policies, residential mortgage loans to non-executive officer employees and immediate family members of employees and directors are made at market rates of interest and other normal terms, but with reduced origination fees. Excluding the loans discussed above under the caption "Compensation Committee Interlocks and Insider Participation," there were eight such loans outstanding to immediate family members of executive officers or directors with balances in excess of $60,000 at February 28, 1998. The highest aggregate balance of these loans since January 1, 1997 was $1,044,862 and the aggregate balance of these loans at February 28, 1998 was $1,019,127. All of such loans were made in the ordinary course of business and were fully approved in accordance with all of the Bank's credit underwriting standards. The Bank believes that such loans do not involve more than the normal risk of collectability or present other unfavorable features.

  The Bank leases office space in its 159-18 Northern Boulevard building at a market rental rate to Franklin F. Regan, Jr. for use in his law practice. Mr. Regan is a director of the Company and the Bank.

  Since 1981, Mr. Regan (or his former law firm) has had a retainer agreement with the Bank, pursuant to which he is paid an annual retainer for general legal services to the Bank. In addition, Mr. Regan represents the Bank in closings of residential and certain commercial real estate loans, the fees of which are paid by borrowers. The current fee paid to Mr. Regan by borrowers for closing of a residential loan is $575. Fees paid for commercial real estate loan transactions are based on the formula of approximately one-quarter of one percent (0.25%) of the principal balance for the loan with a minimum fee of $850. Mr. Regan also represents the Bank in connection with some of its mortgage foreclosure actions. During 1997, Mr. Regan received an aggregate of $224,366 in retainer and legal fees paid by the Bank, and $465,259 in fees paid by borrowers.

                                PROPOSAL NO. 2

             AMENDMENT OF THE 1996 RESTRICTED STOCK INCENTIVE PLAN

  The Restricted Stock Plan, which was approved by stockholders in 1996, is intended to advance the best interests of the Company and the Bank by providing employees and Outside Directors with additional incentives in the form of restricted stock, thereby increasing their personal stake in the continued success and growth of the Company and encouraging them to stay in the employ or service of the Company. The Restricted Stock Plan provides for automatic grants of restricted stock to Outside Directors, and authorizes the Board of Directors to grant, upon recommendation of the Compensation Committee, awards of restricted stock to employees, including officers, of the Company or any subsidiary or other entity in which the Company holds at least a 20% interest. All awards vest 20% per year beginning on the first anniversary of the date of grant, with full vesting in the event of death, disability, retirement or a "change of control" of the Company (as defined in the Restricted Stock Plan and summarized earlier in this Proxy Statement). In the event shares awarded are forfeited or are withheld to satisfy income tax obligations, such shares are available for future grants under the Restricted Stock Plan.

  Approximately 60 officers and employees of the Company and its subsidiaries and all of its Outside Directors have received awards under the Restricted Stock Plan. It is not possible to predict the number of employees or Outside Directors who will receive awards in the future. Current Outside Directors are not eligible to receive future awards under the Restricted Stock Plan.

  As originally approved by stockholders, the Restricted Stock Plan authorized the issuance of 241,500 shares of restricted stock to employees, including officers, and 103,500 shares to Outside Directors. The Restricted Stock Plan also provided for a one-time automatic grant of 9,400 shares of restricted stock to each Outside Director. The Board of Directors has determined that the Restricted Stock Plan is accomplishing its intended purpose, but that certain amendments to the plan are appropriate. The first proposed amendment would increase the number of shares available for grants to employees by 75,000 shares, to provide an aggregate limit of 316,500 shares available for grants to employees (including officers). It is the present intention of the Compensation Committee and the Board of Directors that such additional shares be used primarily for grants to new employees and newly promoted employees. The Board of Directors believes that the ability to make such grants is essential to the ability of the Company and the Bank to attract quality employees. The number of shares available for awards to Outside Directors would remain unchanged.

  The second proposed amendment would decrease the size of the automatic award to new Outside Directors from 9,400 to 2,500 shares. The Board of Directors believes that the larger size grant was appropriate to compensate those Outside Directors who had served the Bank for many years before adoption of the Restricted Stock Plan, but that the proposed reduced award size is competitive and sufficient to attract quality Outside Directors. The third proposed change would exclude from the automatic grant to new Outside Directors any person who had previously received a grant under the Plan unless the Board of Directors expressly authorizes an award for such person. As currently drafted, the Restricted Stock Plan provides that the automatic award would be made to every person who becomes an Outside Director, including former employees. The Board of Directors believes that, as a general matter, employees who serve on the Board after termination of their employment will have been adequately compensated by the grants they received as employees, but that the Board should have the flexibility to make exceptions to this general approach where the facts warrant.

  The text of the provisions as amended subject to stockholder approval are printed in Appendix A of this Proxy Statement.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AMENDMENT OF THE 1996
               RESTRICTED STOCK INCENTIVE PLAN (PROPOSAL NO. 2).

                                PROPOSAL NO. 3

               AMENDMENT OF THE 1996 STOCK OPTION INCENTIVE PLAN

  The Stock Option Plan, which was approved by stockholders in 1996, is intended to advance the best interests of the Company and the Bank by providing employees and Outside Directors with additional incentives in the form of stock options, thereby increasing their personal stake in the continued success and growth of the Company and encouraging them to stay in the employ or service of the Company. The Stock Option Plan provides for the automatic grant of non-statutory stock options and tandem limited stock appreciation rights to Outside Directors, and authorizes the Board of Directors to grant, upon recommendation of the Compensation Committee, incentive or non-statutory options and tandem limited stock appreciation rights to employees, including officers, of the Company or any subsidiary or other entity in which the Company holds at least a 20% interest. All stock options become exercisable 20% per year beginning on the first anniversary of the date of grant, with full exercisability in the event of death, disability, retirement, or a change of control of the Company (as defined in the Stock Option Plan and summarized earlier in this Proxy Statement). If any option granted under the Stock Option Plan expires, terminates or is canceled (except upon exercise of a tandem stock appreciation right) without having been exercised in full, the shares subject to the unexercised option are available for future grants. Similarly, if shares are surrendered in payment of the option exercise price or are withheld to satisfy tax obligations, such shares are available for future grants.

  Approximately 60 officers and employees of the Company and its subsidiaries and all of its Outside Directors have received grants under the Stock Option Plan. It is not possible to predict the number of employees or Outside Directors who will receive grants in the future. Current Outside Directors are not eligible to receive future awards under the Stock Option Plan.

  As originally approved by stockholders, the Stock Option Plan authorized the issuance of 603,750 shares of Common Stock to employees, including officers, and 258,750 shares to Outside Directors, in each case upon the exercise of stock options. The Stock Option Plan also provided for a one-time automatic grant of an option to purchase 28,750 shares to each Outside Director. The Board of Directors has determined that the Stock Option Plan is accomplishing its intended purpose, but that certain amendments to the plan are appropriate. The first proposed amendment would increase the number of shares available for grants to employees by 150,000 shares, to provide an aggregate limit of 753,750 shares available for grants to employees (including officers). It is the present intention of the Compensation Committee and the Board of Directors that such additional shares be used primarily for grants to new employees and newly promoted employees. The second proposed amendment would increase the number of shares available for grants to Outside Directors by 50,000 shares, to provide an aggregate limit of 308,750 shares available for grants to Outside Directors. The Board of Directors believes that the ability to make additional grants under the Stock Option Plan is essential to the ability of the Company and the Bank to attract quality employees and Outside Directors.

  The third proposed amendment would decrease the size of the automatic award to new Outside Directors from 28,750 to 5,000 shares under option. The Board of Directors believes that the larger size grant was appropriate to compensate those Outside Directors who had served the Bank for many years before adoption of the Stock Option Plan, but that the proposed reduced award size is competitive and sufficient to attract quality Outside Directors. The fourth proposed change would exclude from the automatic grant to new Outside Directors any person who had previously received a grant under the Plan unless the Board of Directors expressly authorizes an award for such person. As currently drafted, the Stock Option Plan provides that the automatic award would be made to every person who becomes an Outside Director, including former employees. The Board of Directors believes that, as a general matter, employees who serve on the Board after termination of their employment will have been adequately compensated by the grants they received as employees, but that the Board should have the flexibility to make exceptions to this general approach where the facts warrant.

  The text of the provisions as amended subject to stockholder approval are printed in Appendix B of this Proxy Statement.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AMENDMENT OF THE 1996 STOCK
                    OPTION INCENTIVE PLAN (PROPOSAL NO. 3).

                                PROPOSAL NO. 4

                    RATIFICATION OF APPOINTMENT OF AUDITORS

  The Board of Directors has appointed Coopers & Lybrand L.L.P. to perform the audit of the Company's consolidated financial statements for the year ending December 31, 1998, subject to ratification by the Company's stockholders at the Annual Meeting. Coopers & Lybrand L.L.P. served as the independent auditors of the Company for the year ended December 31, 1997. Representatives from Coopers & Lybrand L.L.P. will be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT
   OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE
                     FISCAL YEAR ENDING DECEMBER 31, 1998.

        OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING

  The Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

  Whether or not you intend to be present at the Annual Meeting, you are urged to return your signed and dated proxy promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by giving the Secretary notice of your intention to vote in person.

            NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

  The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Corporate Secretary of the Company which must be received not more than ninety days nor less than sixty days prior to the anniversary of the date of the immediately preceding annual meeting; provided, however, that in the event that the date of the forthcoming annual meeting is more than thirty days after such anniversary date, such written notice will also be timely if it is received by the Corporate Secretary by the earlier of (1) the 10th day prior to the forthcoming meeting date, or (2) the close of business on the 10th day following the date on which the Company first makes public disclosure of the meeting date.

  The advance notice by stockholders must include the stockholder's name and address, a representation that the stockholder is a holder of record of the Company's stock entitled to vote at such meeting (or if the record date for such meeting is subsequent to the date required for such stockholder notice, a representation that the stockholder is a holder of record at the time of such notice and intends to be a holder of record on the date of such meeting) and intends to appear in person or by proxy at such meeting to propose such business, a brief description of the proposed business, the reason for conducting such business at the annual meeting, and any material interest of such stockholder in the proposed business. In the case of nominations for election to the Board of Directors, certain information regarding the nominee must also be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

                             STOCKHOLDER PROPOSALS

  In order to be eligible for inclusion in the proxy materials of the Company for the 1999 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 144-51 Northern Boulevard, Flushing, New York 11354 no later than December 13, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                 MISCELLANEOUS

  A copy of the Company's Annual Report on Form 10-K (without exhibits) for the year ended December 31, 1997 as filed with the SEC, will be furnished without charge to stockholders of record upon written request to Flushing Financial Corporation, 144-51 Northern Boulevard, Flushing, New York 11354,
Attention: Michael J. Hegarty.

  The Report of the Compensation Committee and the Stock Performance Graph which are set forth in this proxy statement shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information under such headings by reference, and shall not otherwise be deemed filed under such Acts.

                                       By Order of the Board of Directors,

                                       /s/ Michael J. Hegarty
                                       -----------------------------------
                                       Michael J. Hegarty
                                       Corporate Secretary
Flushing, New York
April 13, 1998

  YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                     APPENDIX A

                1996 RESTRICTED STOCK INCENTIVE PLAN AMENDMENT

1. The first sentence of Section 1.5(a) of the Plan is hereby amended to read as follows:

  "(a) The total number of shares of common stock of the Company ("Common Stock") which may be received in the form of Restricted Stock by participants other than Outside Directors shall be 316,500 shares, subject to adjustment as provided in Section 1.5(c)."

2. The introductory paragraph of Section 3.1 of the Plan is hereby amended to read as follows:

  "Each person who is an Outside Director of the Company or a subsidiary of the Company upon the effective date of the Plan shall be awarded 9,400 shares of Restricted Stock. Each person who becomes an Outside Director of the Company or a subsidiary of the Company after such date shall be awarded, as of the date of his or her first election, (i) 9,400 shares of Restricted Stock, if such election occurs prior to May 20, 1998, or (ii) 2,500 shares of Restricted Stock, if such election occurs on or after May 20, 1998; provided, however, that if on any date on which such Restricted Stock is to be awarded the remaining shares reserved for receipt by Outside Directors under the Plan are insufficient to enable each newly-elected Outside Director to receive the number of shares of Restricted Stock set forth above, each such newly-elected Outside Director shall be awarded his or her pro rata portion of such remaining shares. Notwithstanding the foregoing, no award of Restricted Stock shall be made under this Section
  3.1 to any person who has previously received a grant under the Plan unless the Board of Directors expressly authorizes an award for such person. All awards of Restricted Stock under this Article III shall have the following terms and conditions:"

                                                                     APPENDIX B

                  1996 STOCK OPTION INCENTIVE PLAN AMENDMENT

1. The first and second sentences of Section 1.5(a) of the Plan are hereby amended to read as follows:

  "(a) The total number of shares of Common Stock which may be received upon the exercise of Options (including Stock Appreciation Rights related thereto) by participants other than Outside Directors shall be 753,750 shares, subject to adjustment as provided in Section 1.5(c). The total number of shares of Common Stock which may be received upon the exercise of Options (including Stock Appreciation Rights related thereto) by Outside Directors shall be 308,750 shares, subject to adjustment as provided in
  Section 1.5(c).

2. The introductory paragraph of Section 3.1 of the Plan is hereby amended to read as follows:

  "Each person who is an Outside Director of the Company or a subsidiary of the Company upon the effective date of the Plan shall be granted an Option to purchase 28,750 shares of Common Stock. Each person who becomes an Outside Director of the Company or a subsidiary of the Company after such date shall be granted, as of the date of his or her first election, (i) an Option to purchase 28,750 shares of Common Stock, if such election occurs prior to May 20, 1998, or (ii) an Option to purchase 5,000 shares of Common Stock, if such election occurs on or after May 20, 1998; provided, however, that if on any date on which such Option is to be granted the remaining shares reserved for receipt by Outside Directors under the Plan are insufficient to enable each newly-elected Outside Director to receive an Option to purchase the number of shares of Common Stock set forth above, each such newly-elected Outside Director shall be granted an Option to purchase his or her pro rata portion of such remaining shares. Notwithstanding the foregoing, no grant of Options to purchase shares of Common Stock shall be made under this Section 3.1 to any person who has previously received a grant under the Plan unless the Board of Directors expressly authorizes an award for such person. All awards of Options under this Article III shall have the following terms and conditions:"

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                        FLUSHING FINANCIAL CORPORATION

                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                 MAY 20, 1998


The undersigned hereby appoints Michael J. Hegarty and Anna M. Piacentini, and either of them, proxies for the undersigned, with full power of substitution and revocation in each, to vote all shares of Flushing Financial Corporation Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Flushing Financial Corporation to be held on Wednesday, May 20, 1998 at 2:00 p.m., New York time, at the LaGuardia Marriott located at 102-05 Ditmars Boulevard, East Elmhurst, New York 11369, or at any adjournment thereof.

Please mark this proxy as indicated on the first side to vote on any item. If you wish to vote in accordance with the Board of Directors' recommendations, please sign on the reverse side; no boxes need to be checked.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


IF YOUR ADDRESS HAS CHANGED, PLEASE INDICATE NEW ADDRESS BELOW.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


----------------------------------
FLUSHING FINANCIAL CORPORATION
----------------------------------

        The Board of Directors recommends a vote
FOR the election of all nominees in item 1 and FOR approval of items 2,3 and 4.


Mark box at right if an address change has been noted   [ ]
on the reverse side of this card.

RECORD DATE SHARES:



                                               ---------------------
Please be sure to sign and date this proxy.      Date
--------------------------------------------------------------------


---------Stockholder sign here-----------Co-owner sign here---------


DETACH CARD



1. Election of Directors.

                        Gerard P. Tully, Sr.  For All    With-   For All
                        James F. Mc Connell   Nominies   Hold    Except
                        John M. Gleason         [ ]       [ ]     [ ]
                        Vincent F. Nicolosi
   INSTRUCTION: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and write that nominee's name in the space below.
   --------------------------------------------------------------------

                                                            For  Against Abstain
2. Amendments to the 1996 Restricted Stock Incentive Plan.  [ ]    [ ]     [ ]

3. Amendments to the 1996 Stock Option Incentive Plan.      [ ]    [ ]     [ ]

4. Ratification of the appoitment of Coopers & Lybrand      [ ]    [ ]     [ ]
   L.L.P. as the independent auditors of the Company.


In their discretion, the proxies are autorized to vote upon other business as may properly come before the meeting or at any adjournment thereof.

The shares represented by this proxy will be voted as directed by the stockholders. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the election of all nominies in Item 1 and FOR approval of Items 2,3 and 4.


Please mark, date and sign as your name(s) appear(s) hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If the signer is a partnership please sign partnership name by authorized person. If shares are held jointly, each stockholder named should sign.


                                                        DETACH CARD

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


----------------------------------
FLUSHING FINANCIAL CORPORATION
----------------------------------
        EMPLOYEE BENEFIT TRUST



        The Board of Directors recommendes a vote
FOR the election of all nominees in item 1 and FOR approval of items 2,3 and 4.


Mark box at right of an address change has been noted   [ ]
on the reverse side of this card.



                                                  ---------------------
Please be sure to sign and date this voting instruction card.      Date
-----------------------------------------------------------------------


-----------"Qualified Employee" sign here------------------------------


DETACH CARD



1. Election of Directors.

                        Gerard P. Tully, Sr.  For All    With-   For All
                        James F. McConnell    Nominies   Hold    Except
                        John M. Gleason         [ ]       [ ]     [ ]
                        Vincent F. Nicolosi
   INSTRUCTION: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and write that nominee's name in the space below.
   --------------------------------------------------------------------

                                                            For  Against Abstain
2. Amendments to the 1996 Restricted Stock Incentive Plan.  [ ]    [ ]     [ ]

3. Amendments to the 1996 Stock Option Incentive Plan.      [ ]    [ ]     [ ]

4. Ratification of the appointment of Coopers & Lybrand     [ ]    [ ]     [ ]
   L.L.P. as the independent auditors of the Company.


In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or at any adjournment thereof.

The shares represented by this proxy will be voted as directed by the stockholders. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the election of all nominees in Item 1 and FOR approval of Items 2,3 and 4.


Please mark, date and sign as your name(s) appear(s) hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If the signer is a partnership, please sign partnership name by authorized person. If shares are held jointly, each stockholder named should sign.


                                                        DETACH CARD

DETACH CARD                                                         DETACH CARD


                        NOTICE TO "QUALIFIED EMPLOYEES"
                       IN FLUSHING FINANCIAL CORPORATION
                            EMPLOYEE BENEFIT TRUST


                                                                  April 13, 1998
Dear "Qualified Employee"

  Enclosed with this notice is a Proxy Statement for the Annual Meeting of Stockholders of Flushing Financial Corporation (the "Company"), which will be held on May 20, 1998. The items to be voted on at the Annual Meeting are described in the enclosed Proxy Statement.

  As a full-time employee of Flushing Savings Bank, FSB with at least one year of service as of April 1 ,1998, you are a "qualified employee" and have the right to direct J.P. Morgan Trust Company of Delaware, as Trustee of the Company's Employee Benefit Trust, how to vote a portion of the shares of the Company's common stock which are held in the Employee Benefit Trust. Attached is a voting instruction card to be used for that purpose. You can direct the Trustee to vote for, against or to abstain from voting with respect to each of the proposals which are being voted on. Each "qualified employee" has one "vote" for each proposal, and the Trustee will vote all shares held in the Employee Benefit Trust in the same proportion as the "votes" received from "qualified employees". You should send your voting instructions in the envelope provided directly to State Street Bank and Trust Company ("State Street"), which will tabulate the voting instructions for the Trustee. Your voting instructions will be kept confidential from the officers, directors, and employees of the Company and the Bank.

  Because of the time needed to tabulate the employee voting instructions, we have established a cutoff date for receiving your instruction card. If your instruction card is not received by State Street by the close of business on May 8, 1998, you will not have a voice in directing the vote of the Employee Benefit Trust. If you do not provide voting instructions, or if your instructions are received too late to be included in the tabulation, the shares held in the Employee Benefit Trust will be voted by the Trustee in accordance with the instructions which were timely received from other "qualified employees".

  If you own shares of the Company directly and/or are a participant in the Company's Stock Based Profit Sharing Plan or in the Flushing Savings Bank, FSB 401(K) Savings Plan, you will receive, under separate cover, a proxy card and/or voting instruction card for those purposes. The voting of shares held in the Employee Benefit Trust must be directed on the card enclosed with the notice.

  If you have any questions regarding the mechanics for voting, you may call Anna M. Piacentini, the Company's Senior VP/Human Resources at Ext. 207 or the Trustee of the Employee Benefit Trust, J.P. Morgan Trust Company of Delaware, at
(302) 634-4309


                             J.P. Morgan Trust Company of Delaware
                             as Trustee under the Flushing Financial Corporation Employee Benefit Trust

                     J.P. MORGAN TRUST COMPANY OF DELAWARE
                             AS TRUSTEE UNDER THE


                        FLUSHING FINANCIAL CORPORATION
                            EMPLOYEE BENEFIT TRUST

                      RE: FLUSHING FINANCIAL CORPORATION
                          ANNUAL MEETING MAY 20, 1998


Receipt of Proxy soliciting material for the above meeting is acknowledged. As to stock of Flushing Financial Corporation Employee Benefit Trust, you are instructed to sign and forward a proxy in the form all solicited by the Board of Directors, and to direct a vote as set forth on the reverse side.


--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


IF YOUR ADDRESS HAS CHANGED, PLEASE INDICATE NEW ADDRESS BELOW.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


----------------------------------
FLUSHING SAVINGS BANK, FSB
----------------------------------
       401(K) SAVINGS PLAN


        The Board of Directors recommended a vote
FOR the election of all nominees in Item 1 and FOR approval os items 2,3 and 4.


Mark box at right of an address change has been noted   [ ]
on the reverse side of this card.

RECORD DATE UNITS:



Please be sure to sign and date this voting instruction card.---------------
                                                                  Date
----------------------------------------------------------------------------


---------Participant sign here----------------------------------------------


DETACH CARD



1. Election of Directors.

                        Gerald P. Tully, Sr.  For All    With-   For All
                        James F. McConnell    Nominees   Hold    Except
                        John M. Gleason         [ ]       [ ]      [ ]
                        Vincent F. Nicolosi
   INSTRUCTION: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and write that nominee's name in the space below.
   --------------------------------------------------------------------

                                                            For  Against Abstain
2. Amendments to the 1996 Restricted Stock Incentive Plan.  [ ]    [ ]     [ ]

3. Amendments to the 1996 Stock Option Incentive Plan.      [ ]    [ ]     [ ]

4. Ratification of the appointment of Coopers & Lybrand      [ ]    [ ]     [ ]
   L.L.P. as the independent auditors of the Company.


In their discretion, the proxies are autorized to vote upon other business as may properly come before the meeting or at any adjournment thereof.

The shares represented by this proxy will be voted as directed by the stockholders. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the election of all nominies in Item 1 and FOR approval of Items 2,3 and 4.


Please mark, date and sign as your name(s) appear(s) hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If the signer is a partnership please sign partnership name by authorized person. If shares are held jointly, each stockholder named should sign.


                                                        DETACH CARD

DETACH CARD                                                          DETACH CARD


                            NOTICE TO PARTICIPANTS
                         IN FLUSHING SAVINGS BANK, FSB
                              401(K) SAVINGS PLAN



                                                                  April 13, 1998
Dear Plan Participant:

  Enclosed with this notice is a Proxy Statement for the Annual Meeting of Stockholders of Flushing Financial Corporation (the "Company"), which will be held on May 20, 1998. The items to be voted on at the Annual Meeting are described in the enclosed Proxy Statement.

  As a Participant in the Flushing Savings Bank, FSB 401(K) Savings Plan, you have the right to direct Marine Midland Bank, as Trustee of the Plan, how to vote the shares of the Company's Common Stock which are allocated to your account as of April 1, 1998. Attached is a voting instruction card to be used for that purpose. You can direct the Trustee to vote for, against or to abstain from voting with respect to each of the proposals which are being voted on. You should send your voting instructions in the envelope provided directly to State Street Bank and Trust Company ("State Street"), which will tabulate the voting instructions for the Trustee. Your voting instructions will be kept confidential from the officers, directors, and employees of the Company and the Bank.

  Because of the time needed to tabulate the participant voting instructions, we have established a cutoff date for receiving your instruction card. If your instruction card is not received by State Street by the close of business on May 8, 1998, the shares allocated to your account may not be voted according to your instructions. If you do not provide voting instructions, or if your instructions are received too late to be included in the tabulation, the shares allocated to your account will be voted by the Trustee in the same proportion as the shares for which timely instructions were reveived from other Plan participants.

  If you own shares of the Company directly and/or are a participant in the Company's Stock Based Profit Sharing Plan or are entitled to direct the vote of shares held in the Company's Employee Benefit Trust, you will receive, under separate cover, a proxy card and/or voting instruction card for those purposes. The voting of shares held in the 401(K) Plan must be directed on the card enclosed with this notice.

  If you have any questions regarding the mechanics for voting, you may call Anna M. Piacentini, the Company's Senior VP/Human Resources at Ext. 207 or the Plan's Trustee, Marine Midland Bank, at (716) 841-2004.


                             Marine Midland Bank
                             as Trustee under the Flushing Savings Bank, FSB 401(K) Savings Plan

                              MARINE MIDLAND BANK
                             AS TRUSTEE UNDER THE


                          FLUSHING SAVINGS BANK, FSB
                              401(K) SAVINGS PLAN

                      RE: FLUSHING FINANCIAL CORPORATION
                          ANNUAL MEETING MAY 20, 1998


Receipt of Proxy soliciting material for the above meeting is acknowledged. As to stock of Flushing Financial Corporation of which I am entitled to direct the voting under the Flushing Savings Bank, FSB 401(K) Savings Plan, you are instructed to sign and forward a proxy in the form solicited by the Board of Directors, and to direct a vote as set forth on the reverse side.


--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


IF YOUR ADDRESS HAS CHANGED, PLEASE INDICATE NEW ADDRESS BELOW.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


----------------------------------
FLUSHING FINANCIAL CORPORATION
----------------------------------
  STOCK BASED PROFIT SHARING PLAN


        The Board of Directors recommended a vote
FOR the election of all nominees in item 1 and FOR approval of items 2,3 and 4.


Mark box at right of an address change has been noted   [ ]
on the reverse side of this card.

RECORD DATE SHARES:



                                                  ---------------------
Please be sure to sign and date this voting instruction card.      Date
-----------------------------------------------------------------------


-----------Participant sign here-------------------


DETACH CARD



1. Election of Directors.

                        Gerard P. Tully, Sr.  For All    With-   For All
                        James F. McConnell    Nominies   Hold    Except
                        John M. Gleason         [ ]       [ ]     [ ]
                        Vincent F. Nicolosi
   INSTRUCTION: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and write that nominee's name in the space below.
   --------------------------------------------------------------------

                                                            For  Against Abstain
2. Amendments to the 1996 Restricted Stock Incentive Plan.   [ ]     [ ]    [ ]

3. Amendments to the 1996 Stock Option Incentive Plan.       [ ]     [ ]    [ ]

4. Ratification of the appointment of Coopers & Lybrand      [ ]     [ ]    [ ]
   L.L.P. as the independent auditors of the Company.


In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or at any adjournment thereof.

The shares represented by this proxy will be voted as directed by the stockholders. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the election of all nominees in Item 1 and FOR approval of Items 2,3 and 4.


Please mark, date and sign as your name(s) appear(s) hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If the signer is a partnership, please sign partnership name by authorized person. If shares are held jointly, each stockholder named should sign.


                                                        DETACH CARD

DETACH CARD                                                          DETACH CARD


                            NOTICE TO PARTICIPANTS
                       IN FLUSHING FINANCIAL CORPORATION
                        STOCK-BASED PROFIT SHARING PLAN


                                                                  April 13, 1998
Dear Plan Participant:

  Enclosed with this notice is a Proxy Statement for the Annual Meeting of Stockholders of Flushing Financial Corporation (the "Company"), which will be held on May 20, 1998. The items to be voted on at the Annual Meeting are described in the enclosed Proxy Statement.

  As a Participant in the Flushing Financial Corporation Stock-Based Profit Sharing Plan, you have the right to direct Marine Midland Bank, as Trustee of the Plan, how to vote the shares of the Company's common stock which are allocated to your account as of April 1, 1998. Attached is a voting instruction card to be used for that purpose. You can direct the Trustee to vote for, against or to abstain from voting with respect to each of the proposals which are being voted on. You should send your voting instructions in the envelope provided directly to State Street Bank and Trust Company ("State Street"), which will tabulate the voting instructions for the Trustee. Your voting instructions will be kept confidential from the officers, directors, and employees of the Company and the Bank.

  Because of the time needed to tabulate the participant voting instructions, we have established a cutoff date for receiving your instruction card. If your instruction card is not received by State Street by the close of business on May 8, 1998, the shares allocated to your account may not be voted according to your instructions. If you do not provide voting instructions, or if your instructions are received too late to be included in the tabulation, the shares allocated to your account will be voted by the Trustee in the same proportion as the shares for which timely instructions were received from other Plan participants.

  If you own shares of the Company directly and/or are a participant in the Company's Employee Benefit Trust, , you will receive, under separate cover, a proxy card and/or voting instruction card for those purposes. The voting of shares held in the Employee Benefit Trust must be directed on the card enclosed with the notice.

  If you have any questions regarding the mechanics for voting, you may call Anna M. Piacentini, the Company's Senior VP/Human Resources at Ext. 207 or the Plan's Trustee, Marine Midland Bank, at (716) 841-2004


                             Marine Midland Bank
                             as Trustee under the Flushing Financial Corporation Stock-Based Profit Sharing Plan

                              MARINE MIDLAND BANK
                             AS TRUSTEE UNDER THE


                        FLUSHING FINANCIAL CORPORATION
                        STOCK-BASED PROFIT SHARING PLAN


                      RE: FLUSHING FINANCIAL CORPORATION
                          ANNUAL MEETING MAY 20, 1998


Receipt of Proxy soliciting material for the above meeting is acknowledged. As to stock of Flushing Financial Corporation of which I am entitled to direct the voting under the Flushing Financial Corporation Stock-Based Profit Sharing Plan, you are instructed to sign and forward a proxy in the form solicited by the Board of Directors, and to direct a vote as set forth on the reverse side.


--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


IF YOUR ADDRESS HAS CHANGED, PLEASE INDICATE NEW ADDRESS BELOW.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------